      As filed with the Securities and Exchange Commission on March 1, 1999


                                                               File Nos. 33-6540
                                                                        811-5033

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 30

                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 31


                          CITIFUNDS FIXED INCOME TRUST*
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679

   PHILIP W. COOLIDGE, 21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


         It is proposed that this filing will become effective on March 1, 1999, pursuant to paragraph (b) of Rule 485.


         The Premium Portfolios, on behalf of U.S. Fixed Income Portfolio, has also executed this registration statement.

-------------------------------------------------------------------------
* This filing relates solely to shares of the Trust's series CitiFunds Intermediate Income Portfolio.

                                                                   MARCH 1, 1999

                                                                      PROSPECTUS
CitiFunds(SM)
Intermediate Income
Portfolio

CITIBANK, N.A., INVESTMENT MANAGER



CLASS A AND CLASS B SHARES




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents


FUND AT A GLANCE .......................................................     3

YOUR CITIFUNDS(SM) ACCOUNT .............................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    19
   HOW THE PRICE OF YOUR SHARES IS CALCULATED .........................     20
   HOW TO SELL SHARES ..................................................    21
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   DIVIDENDS ...........................................................    24
   TAX MATTERS .........................................................    24

MANAGEMENT OF THE FUND .................................................    26
   MANAGER .............................................................    26
   MANAGEMENT FEES .....................................................    27

MORE ABOUT THE FUND ....................................................    28
   PRINCIPAL INVESTMENT STRATEGIES .....................................    28
   RISKS ...............................................................    35

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

                                                                FUND AT A GLANCE

Fund at a Glance

          This summary briefly describes CitiFunds Intermediate Income Portfolio and the principal risks of investing in it. Please note that the Fund invests in securities through an underlying mutual fund. For more information, see "More About the Fund" on page 28.

Intermediate Income
Portfolio


          FUND GOALS

          The Fund's goals are to generate a high level of current income and preserve the value of its shareholders' investment. Of course, there is no assurance that the Fund will achieve its goals.

          MAIN INVESTMENT STRATEGIES


          CitiFunds Intermediate Income Portfolio invests in a broad range of fixed income securities. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities. However, the Fund expects that in general substantially all of its assets will be invested in fixed income securities. The Fund's fixed income securities include:

          o debt securities of U.S. and foreign companies, such as bonds, short-term notes and mortgage-backed and asset- backed securities (including collateralized mortgage obligations, or CMOs);

          o U.S. government securities, such as U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities;

          o   debt securities of foreign governments; and

          o   preferred stock of U.S. and foreign companies.

          The Fund may invest up to 20% of its assets in foreign securities, including securities of issuers in developing countries, and generally purchases U.S. dollar denominated foreign securities. The Fund may invest up to 15% of its assets in zero coupon obligations that pay no current interest.

          Under normal market conditions, the Fund's dollar weighted average portfolio maturity is from three to ten years.

          The Fund's debt securities issued by U.S. companies must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality.

          The Fund may enter into "dollar rolls," where the Fund sells mortgage-backed securities and simultaneously agrees to repurchase similar securities in the future at a lower price. The Fund may use derivatives in order to protect (or "hedge") against changes in interest rates or the prices of securities held or to be bought. The Fund may also use derivatives for non-hedging purposes, to enhance potential gains or generate income. In addition, the Fund may use derivatives to manage the maturity or duration of fixed income securities. These derivatives include futures, options and forward foreign currency exchange contracts. The Fund's ability to use derivatives successfully depends on a number of factors, including derivatives being available at prices that are not too costly, tax considerations, and Citibank accurately predicting movements in interest rates and other economic factors.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in CitiFunds Intermediate Income Portfolio are described below. See page 35 for more information about risks.

          o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

          o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

              The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

          o PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile.

          o ZERO COUPON OBLIGATIONS. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

          o DERIVATIVES. The Fund's use of derivatives (such as futures contracts and forward foreign currency contracts), particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. The Fund's ability to use derivatives successfully depends on a number of factors, including Citibank's ability to accurately predict interest rate, currency exchange rate and other market movements. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST

          You should keep in mind that an investment in CitiFunds
          Intermediate Income Portfolio is not a complete investment program.

          You should consider investing in CitiFunds Intermediate Income Portfolio if:

          o You're seeking higher current income than is available from money market instruments, and you are willing to accept the greater share price fluctuations associated with higher income.

          o Your investment horizon is at least intermediate term-- typically three years or longer.

          Don't invest in CitiFunds Intermediate Income Portfolio if:

          o Growth of principal is more important to you than current income.

          o You are not prepared to accept daily share price or income fluctuations and possible losses.

          o Your investment horizon is shorter term -- usually less than three years.

Fund Performance

          The following bar chart and table can help you evaluate the risks of investing in the Fund, and how its returns have varied over time.

          o The bar chart shows changes in the Fund's performance from year to year over the last five calendar years. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

          o The table compares the Fund's average annual returns for the periods indicated to those of a broad measure of market performance. Please remember that unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

          o In both the chart and table, the returns shown for the Fund are for periods before the creation of share classes on January 4, 1999. All existing Fund shares were designated Class A shares on that date. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the table, but not the bar chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

          o The Class B shares are newly offered and have no investment history. Class B performance would have been lower than that shown for Class A shares, because of higher fund expenses and the effects of the contingent deferred sales charge.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. For current yield information, please call 800-625-4554 toll free, or contact your account representative.

TOTAL RETURN

(per calendar year -- Class A)
[Graphic Omitted]

-------------------------------------------------------------------------------
                  CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
--------------------------------------------------------------------------------

                    1994 ..................... -4.48
                    1995 ..................... 16.45
                    1996 .....................  2.73
                    1997 .....................  8.87
                    1998 .....................  8.07

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ................................................................................
                                                    Quarter Ending
 ..............................................................................
Highest  6.49%                                       June 30, 1995
 ..............................................................................
Lowest  (3.21%)                                     March 31, 1994
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
THROUGH DECEMBER 31, 1998
 ..............................................................................
                                                              Life of Fund
                                                                 Since
                                      1 Year     5 Years     June 25, 1993
 ..............................................................................
Class A                                3.21%      5.13%          5.19%
 ..............................................................................
Class B                                 N/A        N/A            N/A
 ..............................................................................
Lehman Aggregate Bond Index            8.69%      7.27%             *%
--------------------------------------------------------------------------------
*Information regarding performance for this period is not available.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 13)          CLASS A   CLASS B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            4.50%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)                         None(1)   4.50%(2)
------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..............................................................................
Management Fees                                             0.70%     0.70%
 ..............................................................................
Distribution (12b-1) Fees                                   0.25%     0.75%
 ..............................................................................
Other Expenses (administrative and other expenses)          0.38%     0.38%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.33%     1.83%
------------------------------------------------------------------------------

* Because some of the Fund's expenses were waived or reimbursed, actual total operating expenses for the prior year were (or, in the case of Class B
  shares, would have been):                                 0.90%     1.40%

 These fee waivers and reimbursements may be reduced or terminated at any time.

(1) Except for investment of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 4.50% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
(3) The Fund invests in an underlying mutual fund, U.S. Fixed Income Portfolio. This table reflects the expenses of the Fund and U.S. Fixed Income Portfolio.


          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

          o you invest $10,000 in the Fund for the time periods indicated;

          o   you pay the maximum applicable sales charge;

          o   you reinvest all dividends; and

          o you then sell all your shares at the end of those periods, if you own Class A shares.


          If you own Class B shares, two numbers are given, one showing your expenses if you sold (redeemed) all your shares at the end of each time period and one if you held onto your shares. The example also shows the effects of the conversion of Class B shares to Class A shares after 8 years.

          The example also assumes that:

          o each investment has a 5% return each year--the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

          o the Fund's operating expenses shown in the Fund Fees and Expenses table above remain the same before taking into consideration any fee waivers or reimbursements.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CITIFUNDS INTERMEDIATE INCOME PORTFOLIO
 ..............................................................................
                                    1 Year     3 Years    5 Years   10 Years
 ..............................................................................
Class A                              $579       $852      $1,146     $1,979
 ..............................................................................
Class B
 ..............................................................................
  Assuming redemption at end of      $636       $876      $1,090     $1,909
   period
 ..............................................................................
  Assuming no redemption             $186       $576      $  990     $1,909
--------------------------------------------------------------------------------

                                                     YOUR CITIFUNDS ACCOUNT

Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE

          o Front-end load -- there is an initial sales charge of 4.50% or less

          o   Lower sales charge rates for larger investments

          o   Annual distribution/service fee of up to 0.25%

          o   Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

          o   No initial sales charge

          o The deferred sales charge declines from 4.50% to 1% over five years, and is eliminated if you hold your shares for six years or more

          o   Annual distribution/service fee of up to 0.75%

          o   Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES THAT are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from fund assets and are used to compensate those financial professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.
---------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

          o Class A shares are sold at net asset value plus a front-end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.

          o The chart below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial professionals who sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial professionals that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   4.50%           4.71%           4.05%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      2.50%           2.56%           2.25%
 ..............................................................................
$250,000 to less than $500,000      1.50%           1.52%           1.35%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------

*A contingent deferred sales charge may apply in certain instances. See below.

          o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

          o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

          o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

          o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.


--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                         4.50%
 ..............................................................................
2nd year since purchase                         4.00%
 ..............................................................................
3rd year since purchase                         3.00%
 ..............................................................................
4th year since purchase                         2.00%
 ..............................................................................
5th year since purchase                         1.00%
 ..............................................................................
6th year (or later) since purchase              None
--------------------------------------------------------------------------------


          o Financial professionals selling Class B shares receive a commission of 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

          o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

          o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.

          o To ensure that you pay the lowest CDSC possible, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.

          o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds - any payment will be deferred until your Class B shares are redeemed.

          o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.

          From time to time, the distributor or Citibank may provide additional promotional bonuses, incentives or payments to dealers that sell shares of the Fund. These may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these bonuses, incentives or payments may be offered only to dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.


          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

          o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

          o   Reduced sales charge plan for qualified groups.

          o   Right of Accumulation.

          o   Letter of Intent.

          CDSC

          o Redemptions made within one year of the death of the shareholder.

          o Lump sum or other distributions from IRAs and certain other retirement accounts.


          o   Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.


          AUTOMATIC CONVERSION OF CLASS B
          SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES


          Shares of CitiFunds Intermediate Income Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears, usually within two business days.

          If you are a customer of a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's transfer agent.

          HOW THE PRICE OF YOUR SHARES
          IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV will be calculated as of the close of those markets.

          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security. For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Fund's transfer agent or, if you are a customer of a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by calling the Fund's transfer agent or, if you are a customer of a Service Agent, your Service Agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact your Services Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

          o   shares representing capital appreciation and

          o shares representing the reinvestment of dividends and capital gain distributions will be sold first followed by

          o   shares held for the longest period of time.

          You will receive your redemption proceeds in federal funds normally on the business day after you sell your shares but generally within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          REINSTATING RECENTLY SOLD SHARES

          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of the shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent or, if you are a customer of a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds when they are next determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          DIVIDENDS

          The Fund pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend monthly.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least annually, in December. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. The IRS Form 1099 that is mailed to you every January details your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


Management of the Fund

          MANAGER

          CitiFunds Intermediate Income Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $290 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates may have banking and investment banking relationships with the issuers of securities that are held in the Fund. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          Mark Lindbloom, a Vice President of Citibank, has been responsible for the daily management of the Fund's securities since June 1993, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 19 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

                                                     MANAGEMENT OF THE FUND

          MANAGEMENT FEES

          For the management services Citibank provided the Fund, for the Fund's fiscal year ended October 31, 1998 Citibank received a total of 0.20% of the Fund's average daily net assets, after waivers.



More About the Fund

          The Fund's goals, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES

          The Fund's principal investment strategies are the strategies that, in the opinion of Citibank, are most likely to achieve the Fund's investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are not described below but that are described in the Statement of Additional Information. Of course, Citibank may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time. The Fund's goals and strategies may be changed without shareholder approval.

          Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities. However, the Fund expects that, in general, substantially all of its assets will be invested in fixed income securities.

                                                        MORE ABOUT THE FUND

---------------------------------------------------------------------------
          WHAT ARE FIXED INCOME SECURITIES?

          FIXED INCOME SECURITIES generally represent a debt obligation of an issuer, and include BONDS, SHORT-TERM OBLIGATIONS AND MORTGAGE-BACKED AND ASSET-BACKED SECURITIES AND PREFERRED
          STOCK. Fixed income securities, in general, offer a fixed
          stream of cash flow. Most bond investments focus on generating income. The potential for capital appreciation is a secondary objective. The value of fixed income securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other market and credit factors.
---------------------------------------------------------------------------

          The Fund's fixed income securities include:

          o debt securities of U.S. and foreign companies, such as bonds, short-term notes and mortgage-backed and asset- backed securities (including collateralized mortgage obligations, or CMOs);

          o U.S. government securities, such as U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities;

          o   debt securities of foreign governments; and

          o   preferred stock of U.S. and foreign companies.

          The Fund may invest up to 20% of its assets in foreign securities, including securities of issuers in developing countries, and generally purchases U.S. dollar denominated foreign securities.

---------------------------------------------------------------------------
          WHAT ARE MORTGAGE-BACKED SECURITIES?
---------------------------------------------------------------------------

          Home mortgage loans are typically grouped together into
          "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and
          principal payments, these payments are passed on to the
          investors in the pool. Certain types of mortgage-backed securities are called collateralized mortgage obligations, or CMOs.
---------------------------------------------------------------------------

          The Fund's mortgage-backed securities may be issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies, such as GNMA. These securities may or may not be backed by the full faith and credit of the U.S. government.

          Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of the security is not insured and may be volatile. See "Risks" below for more information.

          The Fund also may invest in asset-backed securities and in mortgage-backed securities that are not backed by the U.S. government. These securities are backed by pools of assets such as automobile loans, credit card receivables or mortgage loans. It may be difficult to enforce rights against the assets backing these securities.

          The U.S. government securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities issued by U.S. government agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities have minimal credit risk, but they still fluctuate in value when interest rates or currency exchange rates change.

          Securities issued or guaranteed as to principal and interest by foreign governments or agencies or instrumentalities of foreign governments (which include securities of supranational agencies) also may provide opportunities for income with minimal credit risk. As with U.S. government securities, however, they still fluctuate in value when interest rates change.

          The Fund may invest up to 15% of its assets in zero coupon obligations, such as zero coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. and foreign governments.

          The Fund's debt securities issued by U.S. companies must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's or which Citibank believes to be of comparable quality. Securities rated Baa or BBB and securities of comparable quality may have speculative characteristics. Also, changes in economic or market conditions or the issuers' circumstances are more likely to adversely affect the issuers' ability to make payments on the securities than is the case for higher rated securities. If the credit quality of a security deteriorates after the Fund buys it, Citibank will decide whether the security should be held or sold.

          Under normal market conditions, the Fund's dollar weighted average portfolio maturity is from three to ten years. Citibank determines the average maturity of mortgage-backed and asset-backed securities based on its expectations of prepayments of these securities. Actual prepayments will vary depending on changes in interest rates. The Fund's average maturity may deviate from its normal range as a result of actual or expected prepayments. The Fund will not consider such a deviation a violation of investment policy.

          The Fund may enter into "dollar rolls" where it sells mortgage-backed securities and simultaneously agrees to repurchase substantially similar securities on a specified future date. The Fund's dollar rolls are "covered," meaning that the Fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

          See "Risks" for more information about the risks associated with investing in fixed income securities.

          DERIVATIVES. The Fund may use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in the cost of securities to be purchased in the future, or to hedge against changes in interest rates. The Fund may also use derivatives for non-hedging purposes, to generate income or enhance potential gains. In addition, the Fund may use derivatives to manage the effective maturity or duration of fixed income securities. These derivatives include bond index futures, foreign currency futures, forwards and exchange contracts, options on securities and foreign currencies, options on interest rate futures and swaps. In some cases, the derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guaranties counterparty performance. In other cases, the derivatives may be illiquid, and the Fund may bear more counterparty risk. Derivatives may not be available on terms that make economic sense (they may be too costly). The Fund's ability to use derivatives may also be limited by tax considerations.


          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goals.


          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, U.S. Fixed Income Portfolio, having the same investment goals and strategies as the Fund. U.S. Fixed Income Portfolio buys, holds and sells securities in accordance with these goals and strategies. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when managing portfolios. Portfolio managers for Citibank generally use a "top-down" approach when establishing duration and sector allocation and a "bottom-up" approach when selecting securities to purchase for the Fund. When using a "top-down" approach the portfolio managers look first at broad economic factors and market conditions. Security selection combines fundamental credit analysis with relative value decisions. Portfolio managers, working from an approved list of issuers, compare the yield advantage of an issue to other issues in its peer group. The portfolio managers use these same approaches when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals. For more information about the portfolio managers, see "Manager" on page 26.

          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

          Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS

          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Fund's Statement of Additional Information. The Fund is designed for investors who seek higher current income than is generally available from short-term securities and who are willing to accept the greater share price fluctuations associated with higher income. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

          o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

          o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

          o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

          o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. The Fund may also be adversely affected by the introduction of the Euro.

          o The Fund may invest in issuers located in emerging, or developing, markets.

          o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

          o All of the risks of investing in foreign securities are heightened by investing in developing countries.

          o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile.

          ZERO COUPON OBLIGATIONS. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

          DERIVATIVES. The Fund's use of derivatives (such as futures contracts and forward foreign currency contracts), particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets. Losses would cause the Fund's share price to go down. There is also the risk that the counterparty may fail to honor contract terms. This risk becomes more acute when the Fund invests in derivatives that are not traded on commodities exchanges or boards of trade. The Fund's ability to use derivatives successfully depends on Citibank's ability to accurately predict interest rates, currency exchange rates and other market movements. If Citibank's predictions are wrong, the Fund could suffer greater losses than if the Fund had not used derivatives.


          YEAR 2000. The Fund could be adversely affected if the computer systems used by the Fund or its service providers are not programmed to accurately process information on or after January 1, 2000. The Fund, and its service providers, are making efforts to resolve any potential Year 2000 problems. While it is likely these efforts will be successful, the failure to implement any necessary modifications could have an adverse impact on the Fund. The Fund also could be adversely affected if the issuers of securities held by the Fund do not solve their Year 2000 problems, or if it costs them large amounts of money to solve these problems.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference into the Statement of Additional Information and which is available upon request.

                                                                                                                For the Period
                                                                                                                 June 25, 1993
                                              Ten Months                                                        (Commencement of
                                                   Ended                 Year Ended December 31,                 Operations) to
                                             October 31,         ----------------------------------------         December 31,
                                                    1998             1997     1996     1995     1994                  1993
 .................................................................................................................................
Net Asset Value, beginning of  period             $ 9.72           $ 9.48    $ 9.77   $ 8.91    $ 9.88              $10.00
 .................................................................................................................................
Income From Operations:
Net investment income                              0.447            0.575      0.54     0.57     0.521               0.261
Net realized and unrealized gain
  (loss) on investments                            0.272            0.239     (0.29)    0.86    (0.959)              0.037
 .................................................................................................................................
    Total from operations                          0.719            0.814      0.25     1.43    (0.438)              0.298
 .................................................................................................................................
Less Distributions From:
Net investment income                             (0.439)          (0.574)    (0.54)   (0.57)   (0.516)             (0.261)
In excess of net investment income                    --               --        --       --        --              (0.006)
Net realized gain on investments                      --               --        --       --    (0.016)             (0.151)
 .................................................................................................................................
    Total distributions                           (0.439)          (0.574)    (0.54)   (0.57)   (0.532)             (0.418)
 .................................................................................................................................
Net Asset Value, end of period                    $10.00           $ 9.72    $ 9.48   $ 9.77    $ 8.91              $ 9.88
 .................................................................................................................................
Total Return                                       7.57%**          8.87%     2.73%   16.45%     (4.48)%             2.99%**

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)         $76,788          $36,702   $43,919  $49,618   $47,582             $61,183
Ratio of expenses to average net assets (A)        0.91%*           0.92%     0.90%    0.90%     0.90%               0.90%*
Ratio of expenses to average net assets after
  fees paid indirectly (A)                         0.90%*           0.90%     0.90%    0.90%     0.90%               0.90%*
Ratio of net investment income to
  average net assets                               5.30%*           5.92%     5.72%    5.97%     5.52%               4.95%*
Portfolio turnover                                  120%             146%      495%     396%      291%                103%

Note: If agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated the net investment income per share and the ratios would have been as follows:

Net investment income per share                   $0.412           $0.522     $0.50    $0.52    $0.475              $0.236
RATIOS:
Expenses to average net assets                     1.33%*           1.47%     1.39%    1.42%     1.39%               1.38%*
Net investment income to average net assets        4.88%*           5.37%     5.23%    5.45%     5.03%               4.47%*

 * Annualized.
** Not Annualized.
(A)  The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in rep orting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset ar rangements with its service providers. The expense ratios for each of the periods ended before
     December 31, 1995 have not been adjusted to reflect this change.

                                                                   APPENDIX


Appendix


          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

           [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code

           [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

           [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

           [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

           [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS and its affiliates (including immediate families of any of the foregoing)


           [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates


           [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

           [] employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

           [] separate accounts used to fund certain unregistered variable annuity contracts

           [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

           [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

           [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999

           [] employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

           []  accounts associated with Copeland Retirement Programs

           [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

               o it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

               o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

               o any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

               o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

           [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

               o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

               o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

           [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

               o the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

               o the redemption is made within 60 days prior to the investment in the Fund, and

               o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.

          The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference
          Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


SEC File Number: 811-5033                                     CFP/INI399

                                                                  Statement of
                                                        Additional Information
                                                                 March 1, 1999

CITIFUNDS(SM) INTERMEDIATE INCOME PORTFOLIO


    CitiFunds Fixed Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 23, 1986. The Trust offers shares of CitiFunds(SM) Intermediate Income Portfolio (the "Fund"), to which this Statement of Additional Information relates, as well as shares of one other active series. The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679. The Fund is permitted to invest all or a portion of its assets in one or more other investment companies. Currently, the Fund invests all of its investable assets in U.S. Fixed Income Portfolio (the "Portfolio"), which is a series of The Premium Portfolios (the "Portfolio Trust"). The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----
 1. The Trust ............................................................   2
 2. Investment Objectives and Policies;
     Special Information Concerning Investment Structure .................   2
 3. Description of Permitted Investments and Investment Practices ........   3
 4. Investment Restrictions ..............................................  13
 5. Performance Information ..............................................  14
 6. Determination of Net Asset Value; Valuation of Securities ............  16
 7. Additional Information on the Purchase and Sale of
     Fund Shares and Shareholder Programs ................................  17
 8. Management ...........................................................  23
 9. Portfolio Transactions ...............................................  29
10. Description of Shares, Voting Rights and Liabilities .................  30
11. Tax Matters ..........................................................  32

12. Certain Bank Regulatory Matters ......................................  34
13. Financial Statements .................................................  34
Appendix .................................................................  35

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 1, 1999, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 34 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by calling toll-free 1-800-625-4554.




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds Fixed Income Trust (the "Trust") is an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 23, 1986. The Trust was called Landmark U.S. Government Income Fund until its name was changed to Landmark Fixed Income Funds effective June 11, 1992. Effective March 2, 1998, the Trust's name was changed to CitiFunds Fixed Income Trust. This Statement of Additional Information describes CitiFunds Intermediate Income Portfolio (the "Fund"), which is one of two active series of the Trust. Prior to March 2, 1998, the Fund was called Landmark Intermediate Income Fund. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated March 1, 1999, of the Fund.

    The Fund is a diversified fund. The Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Currently, the Fund invests all of its investable assets in U.S. Fixed Income Portfolio. The Portfolio is a series of The Premium Portfolios, a New York trust, and is an open-end diversified management investment company. The Portfolio has the same investment objective and policies as the Fund.

    Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Because the Fund invests through the Portfolio, all references in this Statement of Additional Information to the Fund include the Portfolio, except as otherwise noted. In addition, references to the Trust include the Portfolio Trust, except as otherwise noted.

    Citibank, N.A. ("Citibank" or the "Manager") is the Manager of the Fund and the Portfolio. Citibank manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objectives and policies. The selection of investments for the Portfolio and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

    The Boards of Trustees of the Trust and the Portfolio Trust provide broad supervision over the affairs of the Fund and the Portfolio, respectively. Shares of the Fund are continuously sold by CFBDS, Inc., the Fund's distributor ("CFBDS" or the "Distributor").

                   2.  INVESTMENT OBJECTIVES AND POLICIES;
             SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

    The investment objectives of the Fund are to generate a high level of current income and preserve the value of its shareholders' investment.

    The investment objectives of the Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.

    The Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Prospectus concerning the investment, policies and techniques of the Fund. The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    As noted above, the Fund does not invest directly in securities, but instead invests all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with this objective and these policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve its objective. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with the investment objective and policies described herein, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objective and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

    Certain investment restrictions of the Portfolio described below under "Investment Restrictions" are fundamental and cannot be changed without approval by the investors in the Portfolio. When the Fund is asked to vote on certain matters concerning the Portfolio, the Fund either will hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, the Fund could be outvoted, or otherwise adversely affected by other investors in the Portfolio.

    The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment return for all investors in funds investing in the Portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the Portfolio is available from the Fund's distributor, CFBDS.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES


    The Fund may, but need not, invest in any or all of the investments and utilize any or all of the investment techniques described in the Prospectus and herein. The selection of investments and the utilization of investment techniques depend on, among other things, the Manager's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the Manager's opinion, make economic sense.


U.S. GOVERNMENT SECURITIES

    The Fund may invest in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government. The Fund may also invest in other obligations issued by agencies or instrumentalities of the U.S. Government, some of which are supported by the right of the issuer to borrow from the U.S. Treasury and some of which are backed only by the credit of the issuer itself.

    The debt obligations in which assets of the Fund are invested include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities.

    When and if available, U.S. Government obligations may be purchased at a discount from face value. However, it is not intended that such securities will be held to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

    ALTHOUGH U.S. GOVERNMENT OBLIGATIONS WHICH ARE PURCHASED FOR THE FUND MAY BE BACKED, AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT, SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES, AUTHORITIES OR INSTRUMENTALITIES.

SECURITIES RATED BAA OR BBB

    The Fund may purchase securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. The Appendix contains a description of these ratings.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the Fund could experience a loss.

FUTURES CONTRACTS

    The Fund may enter into financial futures contracts. Such futures contracts will be used for hedging purposes and for nonhedging purposes, subject to applicable law.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    The Fund may purchase or sell futures contracts to attempt to protect itself from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, the Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the debt securities held by the Fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy or sell.


    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.


    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's investment judgment about the general direction of interest rates or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if the Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on the Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.


    The Fund will comply with this CFTC requirement, and the Fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by the Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by the Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.


    The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Manager determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

SECURITIES OF NON-U.S. ISSUERS

    The Fund may invest in securities of non-U.S. issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    The Fund may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with lower per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates or return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    It is the Trust's policy to invest not more than 5% of the Fund's assets in closed-end investment companies which primarily hold foreign securities. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. The Trust may invest a portion of the Fund's assets in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

    The Trust's policy is not to invest more than 20% of the Fund's assets in the securities of foreign issuers. It is the intention of the Trust to limit the Fund's investments in non-U.S. obligations to securities rated A or better and securities which, in the opinion of the Manager, are of comparable quality to such rated securities.

CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Fund may also enter into currency hedging transactions in an attempt to protect the value of its assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund's holdings of non-U.S. currencies into U.S. dollars on a daily basis.) It is not intended that the Fund speculate in currency exchange rates or forward contracts.

    The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of its respective securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Fund generally does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates the Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

    The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of the Fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objectives. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    The Fund's dealings in non-U.S. currency contracts are limited to the transactions described above. Of course, the Fund is not required to enter into such transactions and does not do so unless deemed appropriate by the Manager. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund's securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    The Fund has established procedures consistent with policies of the SEC concerning forward contracts. Those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund is expected always to have cash or liquid securities available sufficient to cover any commitments under these contracts.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Manager does not currently intend to engage in such sales.

CORPORATE ASSET-BACKED SECURITIES

    As described in the Prospectus, certain of the Fund's assets may be invested in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, including but not limited to credit card and automobile loan receivables, representing the obligations of a number of different parties.


    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the assets backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.


    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. No additional or separate fees will be paid for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. It is intended that no more than 5% of the Fund's total assets would be invested in corporate asset-backed securities.

MORTGAGE-BACKED SECURITIES

    The Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value which may result in a loss.

    A portion of the Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA, or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi- class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of the Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

MORTGAGE "DOLLAR ROLLS"


    The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. However, the Fund takes the risk that the market price of the mortgage-backed security will drop below the future purchase price. When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. A "covered roll" is a specific type of dollar roll for which the Fund establishes a segregated account with liquid high grade debt securities equal in value to the securities subject to repurchase by the Fund. The Fund will invest only in covered rolls.


LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to call a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the market value of its total assets.


RULE 144A SECURITIES


    The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless, in the case of restricted securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific restricted security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities.


PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS


    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.


DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Fund, and the Portfolio Trust, on behalf of the Portfolio, have adopted the following policies which may not be changed with respect to the Fund or Portfolio without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Neither the Fund nor the Portfolio may:

        (1) Borrow money except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed; or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio, taken at market value. It is intended that the Fund and Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

        (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund or Portfolio from purchasing or selling futures contracts or options thereon, and the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or Portfolio).

        (5) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund or Portfolio more than 10% of the voting securities of such issuer to be held by the Fund or Portfolio; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund and Portfolio may invest all or any portion of their respective assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (6) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's or Portfolio's total assets more than 5% of the Fund's or Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of any option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund and Portfolio may invest all or any portion of their respective assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (7) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's or Portfolio's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (8) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


    As an operating policy, the Fund will not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.


    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for the Fund or Portfolio is not considered a violation of policy.

                         5.  PERFORMANCE INFORMATION

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yield and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

    The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.

    The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized, that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Any current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Any tax equivalent yield quotation of the Fund is calculated as follows:
If the entire current yield quotation for such period is state tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not state tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is state tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not state tax-exempt.

    Set forth below is total rate of return information for the Class A shares of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. The return information relates to periods prior to January 4, 1999, when there were no sales charges on the purchase or sale of the Fund's shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Class B shares are newly offered and have no investment history. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

                   CITIFUNDS INTERMEDIATE INCOME PORTFOLIO

                                                                                                             REDEEMABLE VALUE
                                                                                                             OF A HYPOTHETICAL
                                                                                      AVERAGE ANNUAL         $1,000 INVESTMENT
                                                                                          TOTAL                AT THE END OF
                                                                                      RATE OF RETURN            THE PERIOD
                                                                                      --------------         -----------------

Period from January 1, 1997 to October 31, 1998 ..................................        2.73%                   $1,027.58
Five years ended October 31, 1998 ................................................        4.95%                   $1,263.66
June 25, 1993 (commencement of operations) to October 31, 1998 ...................        5.27%                   $1,315.99

    The annualized yield of shares of the Fund for the 30-day period ended October 31, 1998 was 4.55%.


    Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past economic or financial conditions, developments and events. The Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including non-U.S. investments.

    For advertising and sales purposes, the Fund will generally use the performance of Class A shares. All outstanding Fund shares were designated Class A shares on January 4, 1999. Performance prior to that date will be adjusted to include the sales charges currently in effect. Class A shares are sold at net asset value plus a current maximum sales charge of 4.50%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on January 4, 1999 will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but not the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B share performance generally would have been lower than Class A performance, had the Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

                    6.  DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of the Fund is determined for each class on each day during which the New York Stock Exchange is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class (including its interest in the Portfolio), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

    Bonds and other fixed income securities (other than short-term obligations) held for the Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.


    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.


CLASS A SHARES


    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge depending upon the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees. Class A shares are also subject to an annual distribution/service fee of .25%. See "Distributor." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 1998 of Class A shares from the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.


                                                                          CITIFUNDS INTERMEDIATE
                                                                             INCOME PORTFOLIO
                                                                             ----------------

Net Asset Value per share ..............................................          $10.00
Per Share Sales Charge -- 4.50% of public offering price
  (4.71% of net asset value per share) .................................          $ 0.47
Per Share Offering Price to the Public .................................          $10.47


    The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

    The front-end sales charge for Class A shares expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the table below. The Fund has established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.

                                                                                                                  DEALER
                                                         SALES CHARGE               SALES CHARGE                REALLOWANCE
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------               --------------

Less than $25,000 ................................           4.50%                      4.71%                      4.05%
$25,000 to less than $50,000 .....................           4.00%                      4.16%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           2.50%                      2.56%                      2.25%
$250,000 to less than $500,000 ...................           1.50%                      1.52%                      1.35%
$500,000 or more .................................           none*                      none*                   up to 1.00%


----------
*A contingent deferred sales charge may apply in certain instances. See "Sales
 Charge Waivers -- Class A" below.

CLASS B SHARES

    Class B shares are sold without a front-end, or initial, sales charge, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of the purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

SALE DURING                                           CDSC ON SHARES BEING SOLD
-----------                                           -------------------------
1st year since purchase .............................          4.50%
2nd year since purchase .............................          4.00%
3rd year since purchase .............................          3.00%
4th year since purchase .............................          2.00%
5th year since purchase .............................          1.00%
6th year (or later) since purchase ..................          None

    Class B shares pay distribution/service fees of up to 0.75% of the average daily net assets of the Fund represented by the Class B shares. The Distributor pays commissions to brokers, dealers and other institutions of 4.00% of the offering price of Class B shares sold by these entities. These commissions are not paid on exchanges from other CitiFunds or on sales of Class B shares to investors exempt from the CDSC. The Distributor is compensated for these payments through the receipt of the ongoing distribution fees from the Fund, and through the CDSC, if any. The Distributor will also advance the first year service fee to dealers at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them. As a result, the total amount paid to a dealer upon the purchase of Class B shares may be a maximum of 4.25% of the purchase price of the Class B shares.

    When you sell your shares, the CDSC will be based on either your purchase price, or the sale price, whichever is less. You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions and shares representing capital appreciation. The Fund will assume that a redemption of Class B shares is made:

      [] first, of Class B shares representing capital appreciation

      [] next, of shares representing the reinvestment of dividends and capital gains distributions

      [] finally, of other shares held by the investor for the longest period of time.

Under certain circumstances, as set forth below in "Sales Charge Waivers," the CDSC will be waived.

    The holding period of Class B shares of the Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, the Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

SALES CHARGE WAIVERS

    In certain circumstances, the initial sales charge imposed on purchases of Class A shares, and the CDSC imposed upon sales of Class A or Class B shares, are waived. Waivers are generally instituted in order to promote good will with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

    CLASS A -- FRONT-END SALES CHARGE

      o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

      o Eligible Purchasers. Class A shares may be purchased without a sales charge by:

          [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code

          [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

          [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

          [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent

          [] employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS, Inc. and its affiliates (including immediate families of the foregoing)


          [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates


          [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

          [] employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

          [] separate accounts used to fund certain unregistered variable annuity contracts

          [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

          [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

          [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999

          [] employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million

          []    accounts associated with Copeland Retirement Programs

          [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                + any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

          [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

                + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

                + the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

          [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker- dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

                + the redemption is made within 60 days prior to the investment in the Fund, and

                + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

    CONTINGENT DEFERRED SALES CHARGE:

      o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

      o   Waivers. The CDSC will be waived in connection with:



          [] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death

          [] a lump sum or other distribution in the case of an Individual Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2

          [] a total or partial redemption resulting from any distribution following retirement in the case of a tax- qualified retirement plan

          [] a redemption resulting from a tax-free return of an excess contribution to an IRA


          []    redemptions under the Fund's Systematic Withdrawal Plan


AUTOMATIC CONVERSION OF CLASS B SHARES

    A shareholder's Class B shares will automatically convert to Class A shares in the Fund approximately eight years after the date of issuance. At the same time, a portion of all Class B shares representing dividends and other distributions paid in additional Class B shares will be converted in accordance with procedures from time to time approved by the Fund's Trustees. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

SHAREHOLDER PROGRAMS

    The Fund makes the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Class A shares or to exchange Fund shares for shares of other CitiFunds without, in many cases, the payment of a sales charge. These programs may be changed or discontinued at any time. For more information, please contact your Service Agent.

REDUCED SALES CHARGE PLAN

    A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

          []    have been in existence for more than six months

          []    have a purpose other than acquiring Fund shares at a discount

          [] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares

          []    have more than ten members

          [] be available to arrange for group meetings between representatives of the Fund and the members

          [] agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the distributor

          [] seek to arrange for payroll deduction or other bulk transmission of investments to the Fund

LETTER OF INTENT

    If an investor anticipates purchasing $25,000 or more of Class A shares of the Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Fund's distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

          [] The shareholder or, if the shareholder is a customer of a Service Agent, his or her Service Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.

          [] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

          [] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

          [] The value of shares of the Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

          [] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Transfer Agent or a Service Agent stating that the shares were paid for by the person signing the letter.

          [] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

          [] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.

    If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.

RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the $50,000 purchase would be at the rate of 2.50% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Transfer Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


SYSTEMATIC WITHDRAWAL PLAN

    The Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan.

    If you redeem Class A or Class B shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.

    To participate in the Plan, you must complete the appropriate forms provided by your Service Agent.


REINSTATEMENT PRIVILEGE

    Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Service Agents in writing at the time the privilege is exercised.

EXCHANGE PRIVILEGE


    Shares of the Fund may be exchanged for shares of the same class of certain other CitiFunds that are made available by your Service Agent, or may be acquired through an exchange of shares of the same class of those funds. Class A shares also may be exchanged for shares of certain CitiFunds money market funds that offer only a single class of shares, unless the Class A shares are subject to a contingent deferred sales charge. Class B shares may not be exchanged for shares of CitiFunds money market funds other than Cash Reserves.


    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Investors whose shares are outstanding on January 4, 1999 will be able to exchange those Class A shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.


    No CDSC is imposed on Class B shares at the time they are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. When determining the amount of the CDSC, the Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

    You must notify your Service Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were: (a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or (d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


ADDITIONAL PURCHASE AND SALE INFORMATION


    Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. Your Service Agent is the shareholder of record for the shares of the Fund you own.

    Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.


    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the transfer agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the transfer agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the transfer agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                8.  MANAGEMENT

    The Fund is supervised by the Board of Trustees of the Trust, and the Portfolio is supervised by the Board of Trustees of the Portfolio Trust. In each case, a majority of the Trustees are not affiliated with Citibank.

    The Trustees and officers of the Trust and the Portfolio Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 72 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 58 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.



SUSAN B. KERLEY; 47 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.


HEATH B. MCLENDON*; 65 -- Chairman, President, and Chief Executive Officer of Mutual Management Corp. (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.

C. OSCAR MORONG, JR.; 63 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.


E. KIRBY WARREN; 64 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 78 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIO TRUST

ELLIOTT J. BERV; 55 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 55 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January
1996); President and Secretary, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.


C. OSCAR MORONG, JR.; 63 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive, West, Mountainside, New Jersey.


WALTER E. ROBB, III; 72 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 64 -- Professor of Management, Graduate School of Business, Columbia University (since 1987). Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

PHILIP W. COOLIDGE*; 47 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU*; 28 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

TAMIE EBANKS-CUNNINGHAM*; 26 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

JOHN R. ELDER*; 50 -- Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Assistant Treasurer, CFBDS (since April 1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March 1995).

LINDA T. GIBSON*; 33 -- Secretary of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.

JAMES E. HOOLAHAN*; 52 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.


SUSAN JAKUBOSKI*; 34 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994).


MOLLY S. MUGLER*; 47 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN*; 30 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Europe) Limited. Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON*; 50 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER*; 39 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc., or their affiliates serve as the distributor or administrator.

    The following table shows Trustee compensation for the periods indicated.

                                               TRUSTEES COMPENSATION TABLE
                                                                                                    TOTAL COMPENSATION
                                                             PENSION OR                                   FROM THE
                                       AGGREGATE        RETIREMENT BENEFITS        ESTIMATED           REGISTRANT AND
                                      COMPENSATION        ACCRUED AS PART       ANNUAL BENEFITS         FUND COMPLEX
    TRUSTEE                           FROM FUND(1)        OF FUND EXPENSES      UPON RETIREMENT    PAID TO TRUSTEES(1)(2)
    -------                           ------------        ----------------      ---------------    ----------------------

Philip W. Coolidge ..............        $    0                 None                  None                $     0
Riley C. Gilley .................        $2,704                 None                  None                $41,500
Diana R. Harrington .............        $2,825                 None                  None                $59,000
Susan B. Kerley .................        $2,804                 None                  None                $55,000
Heath B. McLendon(3) ............        $    0                 None                  None                $     0
C. Oscar Morong, Jr. ............        $2,827                 None                  None                $71,000
E. Kirby Warren .................        $2,781                 None                  None                $49,000
William S. Woods, Jr. ...........        $2,780                 None                  None                $54,000

------------

(1) For the fiscal year ended October 31, 1998.

(2) Information relates to the fiscal year ended October 31, 1998. Messrs. Coolidge, Gilley, McLendon, Morong, Warren, and Woods and Mses. Harrington and Kerley are Trustees of 49, 33, 20, 40, 40, 26, 28, and 28 funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(3) Mr. McLendon was appointed as Trustee in February, 1999.

    As of February 22, 1999 all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank or its affiliates, as Service Agents of the Fund for the accounts of their respective clients.


    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER


    Citibank serves as the manager of the Portfolio and provides certain administrative services to the Fund and the Portfolio pursuant to separate management agreements (the "Management Agreements"). Subject to policies as the Board of Trustees of the Portfolio Trust may determine, Citibank manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Management Agreement with the Portfolio Trust provides that Citibank may delegate the daily management of the securities of the Portfolio to one or more subadvisers. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. Unless otherwise terminated, the Management Agreement with respect to the Portfolio will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, the Management Agreement with the Trust with respect to the Fund will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.


    Citibank provides the Fund and the Portfolio with general office facilities and supervises the overall administration of the Fund and the Portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund's or the Portfolio's independent contractors and agents; the preparation and filing of all documents required for compliance by the Fund or Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund or Portfolio. Trustees, officers, and investors in the Trust or Portfolio Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust or Portfolio Trust.

    Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust or the Trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or Fund or by a vote of a majority of the Board of Trustees of the Portfolio Trust or the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with the Portfolio Trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Portfolio Trust. The Management Agreement with the Trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the Trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Trust.

    For its services under the Management Agreement with respect to the Fund, Citibank receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.70% of the Fund's average daily net assets, minus the aggregate investment management fee allocated to the Fund from the Portfolio. For its services under the Management Agreement with respect to the Portfolio, Citibank receives fees, which are computed daily and paid monthly at an annual rate equal to 0.35% of the Portfolio's average daily net assets. Citibank may reimburse the Fund or Portfolio or waive all or a portion of its management fees.


    For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable from the Fund to Citibank under a prior investment advisory agreement with the Trust were $171,213 (of which $115,475 was voluntarily waived), $162,525 (of which $80,994 was voluntarily waived) and $137,525 (of which $82,010 was voluntarily waived), respectively. For the period ended October 31, 1998, the fee payable from the Fund to Citibank under a prior management agreement with the Trust was $273,701 (of which $165,498 was voluntarily waived).


    For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable from the Fund to CFBDS under a prior administrative services agreement with the Trust were $97,836 (of which $38,337 was voluntarily waived), $116,090 (of which $72,966 was voluntarily waived) and $98,232 (of which $75,116 was voluntarily waived), respectively.

    Pursuant to separate sub-administrative services agreements with Citibank, CFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") perform such sub-administrative duties for the Trust and the Portfolio Trust, respectively, as from time to time are agreed upon by Citibank, CFBDS and SFG, as appropriate. For performing such sub-administrative services, CFBDS and SFG receive compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreements with the Trust and the Portfolio Trust, respectively. All such compensation is paid by Citibank.

DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust with respect to each class of shares of the Fund (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the Fund.

    Either party may terminate a Distribution Agreement on not less than thirty days' nor more than sixty days' prior written notice to the other party. Unless otherwise terminated each Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each class of the Fund has a Service Plan (each, a "Service Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class A shares, and not to exceed 0.75% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class B shares. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    The Service Plan with respect to Class A shares also provides that the Distributor, broker-dealers, banks and other financial intermediaries may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Service Plan with respect to Class B shares provides that the Distributor, dealers, and others may receive all or a portion of the deferred sales charges paid by Class B investors.


    The Service Plans permit the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund.


    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Service Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Service Plans, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreements. For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable to CFBDS under a prior distribution agreement with respect to the Fund were $24,459 (all of which was voluntarily waived), $69,654 (of which $67,679 was voluntarily waived) and $58,940 (all of which was voluntarily waived), respectively. For the period ended October 31, 1998, the fee payable to CFBDS under a prior distribution agreement with respect to the Fund was $97,750.


    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. Payments may be made to the Service Agents or for other distribution expenses out of the distribution fees received by the Distributor and out of the Distributor's past profits or any other source available to it.

EXPENSES

    In addition to amounts payable under its Management Agreement and Service Plans, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Fund's Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for the Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. Among other things, State Street calculates the daily net asset value for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

    The Portfolio Trust, on behalf of the Portfolio, has entered into a Custodian Agreement with State Street pursuant to which State Street acts as custodian for the Portfolio. The Portfolio Trust, on behalf of the Portfolio, also has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for the Portfolio. State Street Cayman also provides transfer agency services to the Portfolio. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS


    Effective November 1, 1998, PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110.

    Effective November 1, 1998, PricewaterhouseCoopers LLP are the chartered accountants for the Portfolio Trust. The address of PricewaterhouseCoopers LLP is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5K 1G8.


COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Fund.

                          9. PORTFOLIO TRANSACTIONS

    The Trust trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of Citibank and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of Citibank in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Citibank attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of Citibank on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), Citibank normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to Citibank on the tender of the Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by Citibank. At present no other recapture arrangements are in effect.


    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which Citibank or its affiliates exercise investment discretion. Citibank is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citibank determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.


    The management fee that the Fund pays to Citibank will not be reduced as a consequence of Citibank's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank, Citibank would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of Citibank's other clients. Investment decisions for the Fund and for Citibank's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Citibank occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1995, 1996 and 1997, and the period ended October 31, 1998, the Fund paid no brokerage commissions.

           10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    At any meeting of shareholders of the Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's (or the affected series') outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of each Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Portfolio is a series of The Premium Portfolios. The Portfolio Trust is organized as a trust under the laws of the state of New York. Each investor in the Portfolio, including the Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interest in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.


                               11. TAX MATTERS

TAXATION OF THE FUND AND PORTFOLIO

    FEDERAL TAXES. The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and net realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. The Portfolio Trust believes the Portfolio also will not be required to pay any U.S. federal income or excise taxes on its income.

    FOREIGN TAXES. Investment income and gains received by the Fund from non-U.S. securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many other countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the respective assets to be invested within various countries is not known. The Fund generally does not expect shareholders will be able to claim any federal income tax credits or deductions with respect to foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS RECEIVED DEDUCTION. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations; however, a portion of the Fund's ordinary income dividends may be eligible for this deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

    SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non- U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

    STATE AND LOCAL TAXES; U.S. GOVERNMENT SECURITIES. Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally from capital gains realized upon the dispositions of such obligations) may be exempt from state and local taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investments in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of the Fund that it might otherwise have continued to hold and thereby potentially cause the Fund to realize additional taxable gain or loss. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," may result in a federal tax to the extent the Fund has tax exempt entities as shareholders.

    OPTIONS, ETC. The Fund's transactions in options, short sales "against the box," futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to holders of Fund shares. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the Fund and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Fund will limit its investment activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The Fund's use of non-U.S. currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.


                     12. CERTAIN BANK REGULATORY MATTERS

    The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Management Agreements and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or Service Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

                           13. FINANCIAL STATEMENTS


    The audited financial statements of the Fund (Portfolio of Investments as of October 31, 1998, Statement of Assets and Liabilities at October 31, 1998, Statement of Operations for the ten months ended October 31, 1998 and the year ended December 31, 1997, Statement of Changes in Net Assets for the ten months ended October 31, 1998 and the years ended December 31, 1997 and 1996, Financial Highlights for the ten months ended October 31, 1998, each of the years in the four-year period ended December 31, 1997, and for the period June 25, 1993 (commencement of operations) to December 31, 1993, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the Fund.


    A copy of the Annual Report to Shareholders of the Fund accompanies this Statement of Additional Information.

                                                                      APPENDIX

                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                       MOODY'S INVESTORS SERVICE, INC.
                          FOUR HIGHEST BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       STANDARD & POOR'S RATINGS GROUP
                          FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C

Item 23. Exhibits.


             *  a(1)      Declaration of Trust of Registrant
       *, ****  a(2)      Amendments to Registrant's Declaration of Trust
             *  b(1)      Amended and Restated By-Laws of Registrant
             *  b(2)      Amendments to Amended and Restated By-Laws of
                          Registrant
           ***  d         Management Agreement between the Registrant and
                          Citibank, N.A., as manager to
                          CitiFunds Intermediate Income Portfolio
                e(1)      Amended and Restated Distribution Agreement between
                          the Registrant and CFBDS, Inc. ("CFBDS"), as
                          distributor with respect to Class A shares of
                          CitiFunds Intermediate Income Portfolio
                e(2)      Distribution Agreement between the Registrant and
                          CFBDS, as distributor with respect to Class B shares
                          of CitiFunds Intermediate Income Portfolio
             *  g         Custodian Contract between the Registrant and State
                          Street Bank and Trust Company ("State Street"), as
                          custodian
            **  h(1)      Form of Amended and Restated Sub-Administrative
                          Services Agreement between Citibank, N.A. and CFBDS
             *  h(2)      Transfer Agency and Service Agreement between the
                          Registrant and State Street, as transfer agent
             *  h(3)      Accounting Services Agreement between the Registrant
                          and State Street, as fund accounting agent
           ***  i         Opinion and consent of counsel
                j         Independent auditor's consent
                m(1)      Amended and Restated Service Plan of the Registrant
                          for Class A shares of CitiFunds Intermediate Income
                          Portfolio
                m(2)      Service Plan of the Registrant for Class B shares of
                          CitiFunds Intermediate Income Portfolio
                n         Financial Data Schedule
                o         Multiple Class Plan of the Registrant
   * and filed  p(1)      Powers of Attorney for the Registrant
      herewith
           ***  p(2)      Powers of Attorney for The Premium Portfolios


---------------------
   * Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on February 20, 1998.
  ** Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on June 29, 1998.
 *** Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on December 16, 1998.

**** Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on December 21, 1998.


Item 24.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.


Item 25.  Indemnification.


         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreements between the Registrant and CFBDS, filed as Exhibits hereto; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.


         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26.  Business and Other Connections of Investment Adviser.

         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio and Short-Term Portfolio), The Premium Portfolios (U.S. Fixed Income Portfolio, Growth & Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFunds(SM) Tax Free Income Trust (CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio and CitiFunds(SM) California Tax Free Income Portfolio), CitiFunds(SM) Multi-State Tax Free Trust (CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves and CitiFunds(SM) Connecticut Tax Free Reserves), CitiFunds(SM) Institutional Trust (CitiFunds(SM) Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500 and CitiFunds(SM) Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $290 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

         John S. Reed is the Chairman and a Director of Citibank. Victor J. Menezes is the President and a Director of Citibank. William R. Rhodes and H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

         Each of the individuals named above is also a Director of Citigroup Inc. In addition, the following persons have the affiliations indicated:

Paul J. Collins         Director, Kimberly-Clark Corporation

Robert I. Lipp          Chairman, Chief Executive Officer and President,
                        Travelers Property Casualty Co.

John S. Reed            Director, Monsanto Company
                        Director, Philip Morris Companies Incorporated
                        Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes       Director, Private Export Funding Corporation

H. Onno Ruding          Supervisory Director, Amsterdamsch Trustees Cantoor B.V.
                        Director, Pechiney S.A.
                        Advisory Director, Unilever NV and Unilever PLC
                        Director, Corning Incorporated


Item 27.  Principal Underwriters.

         (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds(SM) International Growth & Income Portfolio, CitiFunds(SM) International Growth Portfolio, CitiFunds(SM) U.S. Treasury Reserves, CitiFunds(SM) Cash Reserves, CitiFunds(SM) Premium U.S. Treasury Reserves, CitiFunds(SM) Premium Liquid Reserves, CitiFunds(SM) Institutional U.S. Treasury Reserves, CitiFunds(SM) Institutional Liquid Reserves, CitiFunds(SM) Institutional Cash Reserves, CitiFunds(SM) Tax Free Reserves, CitiFunds(SM) Institutional Tax Free Reserves, CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) Connecticut Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves, CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, CitiFunds(SM) California Tax Free Income Portfolio, CitiFunds(SM) Short-Term U.S. Government Income Portfolio, CitiFunds(SM) Balanced Portfolio, CitiFunds(SM) Small Cap Value Portfolio, CitiFunds(SM) Growth & Income Portfolio, CitiFunds(SM) Large Cap Growth Portfolio, CitiFunds(SM) Small Cap Growth Portfolio, CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400, CitiSelect(R) VIP Folio 500, CitiFunds(SM) Small Cap Growth VIP Portfolio, CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400, and CitiSelect(R) Folio
500. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Emerging Growth Fund, Government Fund, Growth and Income Fund, International Equity Fund, Municipal Fund, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund, Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Balanced Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, GT Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, TBC Managed Income Portfolio, Van Kampen American Capital Enterprise Portfolio, Centurion Tax-Managed U.S. Equity Fund, Centurion Tax-Managed International Equity Fund, Centurion U.S. Protection Fund, Centurion International Protection Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, and Salomon Brothers Variable Asia Growth Fund.

         (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

         (c)      Not applicable.


Item 28.  Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

    NAME                                     ADDRESS

    CFBDS, Inc.                             21 Milk Street, 5th Floor
    (administrator and distributor)         Boston, MA 02109

    State Street Bank and Trust Company     1776 Heritage Drive
    (transfer agent, custodian and          North Quincy, MA 02171
    fund accounting agent)

    Citibank, N.A.                          153 East 53rd Street
    (investment adviser)                    New York, NY 10043

Item 29.  Management Services.

         Not applicable.

Item 30.  Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of February, 1999.

                                                    CITIFUNDS FIXED INCOME TRUST

                                                    By: Philip W. Coolidge
                                                        --------------------
                                                        Philip W. Coolidge
                                                        President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on February 26th, 1999.

       Signature                                       Title
       ---------                                       -----
                                       President, Principal Executive Officer
Philip W. Coolidge                       and Trustee
-------------------------
Philip W. Coolidge

                                       Principal Financial Officer and
John R. Elder                            Principal Accounting Officer
-------------------------
John R. Elder

Riley C. Gilley*                       Trustee
-------------------------
Riley C. Gilley

Diana R. Harrington*                   Trustee
-------------------------
Diana R. Harrington

Susan B. Kerley*                       Trustee
-------------------------
Susan B. Kerley


Heath B. McLendon *                    Trustee
-------------------------
Heath B. McLendon


C. Oscar Morong, Jr.*                  Trustee
-------------------------
C. Oscar Morong, Jr.

E. Kirby Warren*                       Trustee
-------------------------
E. Kirby Warren

William S. Woods, Jr.*                 Trustee
-------------------------
William S. Woods, Jr.

*By:   Philip W. Coolidge
       ------------------
       Philip W. Coolidge
       Executed by Philip W. Coolidge
       on behalf of those indicated
       pursuant to Powers of Attorney.

                                   SIGNATURES

         The Premium Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Fixed Income Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in Grand Cayman, Cayman Islands, on the 26th day of February, 1999.

                                        THE PREMIUM PORTFOLIOS
                                        on behalf of U.S. Fixed Income Portfolio

                                        By: Tamie Ebanks-Cunningham
                                            Tamie Ebanks-Cunningham,
                                            Assistant Secretary of
                                            The Premium Portfolios

         This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Fixed Income Trust has been signed by the following persons in the capacities indicated on February 26, 1999.


       Signature                                       Title
       ---------                                       -----

Philip W. Coolidge*                    President, Principal Executive Officer
-----------------------------            and Trustee
Philip W. Coolidge

John R. Elder*                         Principal Financial Officer and
-----------------------------            Principal Accounting Officer
John R. Elder

Elliott J. Berv*                       Trustee
-----------------------------
Elliott J. Berv

Mark T. Finn*                          Trustee
-----------------------------
Mark T. Finn

C. Oscar Morong, Jr.*                  Trustee
-----------------------------
C. Oscar Morong, Jr.

Walter E. Robb, III*                   Trustee
-----------------------------
Walter E. Robb, III

E. Kirby Warren*                       Trustee
-----------------------------
E. Kirby Warren

*By:  Tamie Ebanks-Cunningham
      -----------------------
      Tamie Ebanks-Cunningham
      Executed by Tamie
      Ebanks-Cunningham on
      behalf of those indicated
      as attorney in fact.

                                  EXHIBIT INDEX

 Exhibit No.:      Description:
 ------------      ------------


 e(1)              Amended and Restated Distribution Agreement
                   between the Registrant and CFBDS, as
                   distributor with respect to Class A shares
                   of CitiFunds Intermediate Income Portfolio
 e(2)              Distribution  Agreement  between the Registrant and CFBDS
                   as distributor with respect to Class B shares of CitiFunds
                   Intermediate Income Portfolio
 j                 Independent auditor's consent
 m(1)              Amended and Restated Service Plan of the Registrant for Class
                   A shares of CitiFunds Intermediate Income Portfolio
 m(2)              Service Plan of the Registrant for Class B shares of
                   CitiFunds Intermediate Income Portfolio
 n                 Financial Data Schedule
 o                 Multiple Class Plan of the Registrant
 p(1)              Powers of Attorney for the Registrant